Exhibit 10.1

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

OMB Approval 2700-0042

1. CONTRACT ID CODE	PAGE OF PAGES
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1	3
2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
Nineteen (19)	August 10, 2016	4291173:
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE	N/A
National Institutes of Health National Institute of Allergy and Infectious Diseases DEA, Office of Acquisitions Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, MD 20892-7612	MID RCB-A
8. NAME AND ADDRESS OF CONTRACTOR (No. Street, county, State and ZIP: Code)	(X)	9A. AMENDMENT OF SOLICITATION NO.
.
BIOCRYST PHARMACEUTICALS, INC.	9B. DATED (SEE ITEM 11)
4505 EMPEROR BLVD SUITE 200
DURHAM, NC 27703	10A. MODIFICATION OF CONTRACT/ORDER NO.
X	HHSN272201300017C
10B. DATED (SEE ITEM 13)
CODE	FACILITY CODE	September 16, 2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[_] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [_] is extended, [_] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning one (1) copy of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATA SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
SOC 25.55 16-8019776 $2,672,620 16-8470038 $1,454,077 Total $4,126,697
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER Specify type of modification and authority) Mutual Agreement of the Parties.
E. IMPORTANT: Contractor [_] is not, [X] is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

PURPOSE: Execute Option 10

The completion date of the contract is changed to December 30, 2017.

Total cost obligated by this action is changed $4,126,697

Total contract ceiling is $39,476,895

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Jon P. Stonehouse CEO	John Outen, Contracting Officer Office of Acquisitions, DEA, NIAID, NIH, DHHS
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED
/s/ Jon P. Stonehouse (Signature of person authorized to sign)	BY /s/ John Outen (Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105 Computer Generated	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SPECIAL PROVISIONS	Contract No. HHSN272201300017C Modification No.19	Page 2 of 3

Beginning with the effective date of this modification, ARTICLE B.2. ESTIMATED COST –OPTION AND ARTICLE G.3 INVOICE SUBMISSION /CONTRACT FINANCING REQUEST IS REVISED

ARTICLE B.2. ESTIMATED COST – OPTION is revised to incorporate changes for execution of Option 10 with changes in the Option table below:

a.	The estimated cost ceiling of this contract is $39,476,895 with the execution of this option. The obligation for this action is $4,126,697

c.	Payments from the base and executed options will be made from the following PRISM/NBS Line Item Numbers as follows:

PRISM/NBS Line Item No.	Option/Increment Description	PRISM/NBS Line Item Period of Performance	Funded Amount
1 (BASE) Award	Base Period: Non-GMP manufacture of drug substance, drug disposition, genetic toxicity and in vitro and small animal efficacy studies	09/16/2013- 03/31/2015	$ ***
2 (Option 1) Award	Option 1-Manufacture of drug substance and drug product in compliance with cGMP guidance -GMP	09/16/2013 -12/30/2017	$ ***
3 (Option 2) Award	Option 2-DP and Development with DS Stability testing	09/16/2013 -12/30/2017	$ ***
4 (Option 3) MOD 1	Option 3-IM IND-Enablement and Submission	12/24/2013 -12/23/2016	$2,506,042
5 (Option 4) MOD 5	Option 4- IM Phase 1 Clinical Trials	08/08/2014-06/30/2017	$ ***
6 (MOD 6)	Line is Cancelled	Line is cancelled	$0
7 (Option 6) Mod 3	Option 6-IV DP Development and Non-GMP Activities	5/25/2014 - 09/30/16	$1,886,304
8 (Option 7) Mod 8	Option 7- IV GMP DS for Phase 1 Manufacturing	9/17/2014 - 12/30/2017	$ ***
9 (Option 8) Mod 8	Option 8 – IV DP Stability for eGMP/ICH Manufacturing	9/17/2014 - 12/30/2017	$ ***
10 (Option 9)	Option 9 - IV IND-Enablement and Submission	12/10/2014 -09/04/2017	$2,718,329
11 (Option 10) Modification 19	Phase 1 IV Clinical Trials	8/10/2017-12/30/2017	$4,126,697
12 (Option 5) MOD 7&8	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model (Equitable Adjustment)	8/08/2014 - 12/30/2017	$ ***

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.

SPECIAL PROVISIONS	Page 3 of 3

13 (Option 5) Mod 7&8	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model (Cost Overrun)	8/08/2014 - 12/30/2017	$ ***
14 (Option 1) Mod 12	Option 1-Manufacture of drug substance and drug product in compliance with cGMP guidance –GMP-Added Kg	09/16/2013 -12/30/2017	$ ***
15 (Option 2) Mod 12	Option 2-DP and Development with DS Stability testing-Added testing	09/16/2013 -12/30/2017	$ ***
16 (Option 5) Mod 7&8	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model (Cost Overrun)	8/08/2014 - 12/30/2017	$ ***
17 (Option 4) Cost Overrun	Option 4- IM Phase 1 Clinical Trial	08/08/2014- 06/30/2017	$1,344,780
18 (Option 5) Equitable Adjustment	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model.	9/15/2015 - 12/30/2017	$2,184,734
19 (Option 5) Equitable Adjustment	Option 5- Characterization of Efficacy in a Therapeutic NHP infection model. Additional primate studies	6/30/2016 - 12/30/2017	$5,475,146

END OF MODIFICATION 19 OF HHSN272201300017C

Pursuant to 17 CFR 20.24b-2, confidential information has been omitted in places marked “***” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request with the Commission.